UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2006

                           China Health Holding, Inc.
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             (Exact name of registrant as specified in its charter)




  Nevada                          333-119034                     98-0432681
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                          Identification No.)




                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
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               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979
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                                 Mailing Address
                                ----------------
      Suite 600 - 666 Burrard St., Park Place, Vancouver, British Columbia,
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                                 Canada V6C 2X8
                   Issuer's telephone Number: 1 (604) 608-6788
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                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.


On June 22, 2006, China Health Holdings, Inc (the "Company") entered into a Letter of Intent with Furen Pharmaceuticals Group Co., Ltd. for the proposed acquisition by the Company of 51% or more of Henan Furen Huaiqingtang Pharmaceuticals Co. Ltd., the wholly owned subsidiary of Furen Pharmaceuticals Group Co., Ltd. Pursuant to the letter of intent, both parties have expressed their intent and support for the cooperation and accomplishment of the acquisition of Henan Furen Huaiqingtang Pharmaceuticals Co. Ltd., by the Company. Further, Furen Pharmaceuticals Group Co., Ltd. has agreed to offer the Company first refusal rights and legal exclusive rights for the acquisition of 51% or more of Henan Furen Huaiqingtang Pharmaceuticals Co. Ltd. within nine months from the date of the Letter of Intent. Furen Pharmaceuticals Group Co., Ltd. has agreed to provide the Company with all necessary documentation and audited financial statements for the Company to commence its due diligence. The completion of the acquisition is subject to the negotiation and execution of a definitive acquisition agreement, as well as to the completion of full legal and financial due diligence, including the determination of the valuation of Henan Furen Huaiqingtang Pharmaceuticals Co. Ltd.


On June 27, 2006, the Company issued a press release announcing the execution of the Letter of Intent with Furen Pharmaceuticals Group Co., Ltd. A copy of the press release is filed with this current Report on Form 8-K as Exhibit 99.1.


ITEM 9.01 Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

Exhibit
Number                            Description
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10.1    Letter of Intent dated as of June 22, 2006 by and between China Health
        Holding, Inc. and Furen Pharmaceuticals Group Co., Ltd..

99.1    Press Release issued June 27, 2006

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            China Health Holding, Inc.


Date: June 27, 2006                         /s/ Julianna Lu
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                                            Julianna Lu
                                            Chief Operation Officer /PRESIDENT
                                            Chief Financial Officer/DIRECTOR